Exhibit 10.7(a)


                              TERM PROMISSORY NOTE
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$2,500,000.00                                                   Cincinnati, Ohio
                                                                  April 10, 2000


                  EDWARD J. HENNESSY, INCORPORATED, a California corporation (herein called "Borrower"), for value received, hereby promises to pay to the order of FIRSTAR BANK, N.A. (the "Bank") or its assigns or successors, on or before April 10, 2005, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000.00), or such portion thereof as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) and to pay interest from the date hereof (computed on the basis of a 360-day year) on the unpaid balance thereof at a per annum rate of interest equal at all times as specified in the Loan Agreement (as hereinafter defined).

                  Interest and principal shall be payable in installments as specified in the Loan Agreement. Payments of both principal and interest are to be made at the office of the Bank at 425 Walnut Street, in the City of Cincinnati, Ohio in lawful money of the United States of America, or as otherwise designated by the Bank.

                  At the option of the Bank, (a) prior to acceleration of this Note, in the event that any interest or principal amounts remain unpaid past thirty (30) days of the date due, and/or (b) upon the occurrence of any other Event of Default under this Note or upon the acceleration of this Note, interest (computed and adjusted in the same manner, and with the same effect, as interest on this Note prior to maturity) will be paid on the outstanding balance of this Note on demand at the Prime Rate plus three percent (3%) per annum up to any maximum rate permitted by law, in all cases until paid and whether before or after the entry of any judgment thereon. In addition, in the event that the Borrower should fail to make any payment hereunder within ten (10) days of the date due, the Borrower shall pay the Bank a fee in an amount of up to five percent (5%) of the amount of such payment, but in no event less than fifty dollars ($50.00), which fee shall be immediately due and payable without notice or demand.

                  This Note is the "Term Note" referred to in the Loan Agreement of even date herewith to which the Borrower and the Bank are parties (herein, as hereby or further amended, restated and/or supplemented from time to time, the "Loan Agreement"), and this Note is subject to the terms and conditions of and Collateral Security provided in the Loan Agreement, and its maturity is subject to acceleration upon the terms provided in the Loan Agreement. Terms used herein shall have the same defined meaning as set forth in the Loan Agreement. To the extent any provision of this Note shall be deemed to be inconsistent with any provision of the Loan Agreement, said provision of the Loan Agreement shall control.

                  This Note is being executed and delivered in, is intended to be performed in, shall be construed and enforceable in accordance with, and governed by, the laws of the State of Ohio and shall be subject to the venue limitations provided in the Loan Agreement.

                  Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

                  Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear for Borrower in any action upon or in connection with this Agreement at any time after the Loans and/or other obligations of Borrower evidenced hereby become due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives the issuance and service of process with respect thereto, and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of Bank against Borrower in the amount due thereon or hereon, plus interest as herein provided, and all costs of collection, and waives and releases all errors in any said proceedings and judgments and all rights of appeal from the judgment rendered. The Borrower agrees and consents that the attorney confessing judgment on behalf of the Borrower hereunder may also be counsel to the Bank and/or the Bank's affiliates, and the Borrower hereby further waives any conflict of interest which might otherwise arise and consents to the Bank paying such confessing attorney a legal fee or allowing such attorneys' fees to be paid from proceeds of collection of this Agreement and/or any and all collateral and security for the Loans and obligations.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.
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IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR
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PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU
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REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE BANK.
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                                       EDWARD J. HENNESSY, INCORPORATED


                                       By:  /s/ Neil J. Hennessy
                                          --------------------------------------
                                            Neil J. Hennessy
                                            President